Exhibit 10.1
FIRST AMENDMENT TO CREDIT AGREEMENT
FIRST AMENDMENT TO CREDIT AGREEMENT (this “Amendment”) dated as of June 12, 2013, among MERITAGE HOMES CORPORATION, a Maryland corporation (the “Borrower”), JPMORGAN CHASE BANK, N.A., as a Lender (“JPM”), CITIBANK, NATIONAL ASSOCIATION, as a Lender (“Citi”), DEUTSCHE BANK TRUST COMPANY AMERICAS, as a Lender (“DB”), and BANK OF AMERICA, N.A., as a Lender (“BOA”, and together with JPM, Citi, DB and any other party who becomes a Lender to the Credit Agreement (as defined below) after the date hereof pursuant to Section 10.6 of the Credit Agreement, collectively, the “Lenders”), JPMORGAN CHASE BANK, N.A., as administrative agent on behalf of the Lenders (in such capacity, together with its successors and assigns in such capacity, the “Administrative Agent”), and as Swingline Lender and as Issuing Lender, and J.P. MORGAN SECURITIES LLC and CITIBANK N.A., as Joint Lead Bookrunners and Joint Lead Arrangers.
RECITALS:
A.    The Borrower, the Administrative Agent and the Lenders are parties to that certain Credit Agreement, dated as of July 24, 2012 (as amended, modified and supplemented and in effect from time to time, the “Credit Agreement”; and, except as otherwise herein expressly provided, all capitalized terms used herein shall have the meaning assigned to such terms in the Credit Agreement), which Credit Agreement provides, among other things, for loans and other extensions of credit to be made by the Lenders to the Borrower in an aggregate amount of up to $125,000,000.
B.    The Borrower, the Administrative Agent and the Lenders desire to, among other things, extend the Termination Date and modify the accordion feature to allow for an increase in Total Commitments of up to $200,000,000.
NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:
Section 1.Amendment of Credit Agreement. Effective as of the Effective Date (as hereinafter defined), the Credit Agreement is hereby amended as follows:
(a)    The definition of “Borrowing Base” in Section 1.1 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:
“Borrowing Base”: as of any date, an amount calculated as follows:
(a)    100% of Unrestricted Cash to the extent it exceeds the Required Liquidity; plus
(b)    100% of the amount of Escrow Proceeds Receivable; plus

(c)    90% of the book value of Units Under Contract; plus
(d)    85% of the book value of Units Under Construction; plus
(e)    subject to the limitations set forth below, 85% of the book value of Speculative Units (other than Model Units); plus
(f)    subject to the limitations set forth below, 85% of the book value of Model Units; plus
(g)    65% of the book value of Finished Lots; plus
(h)    65% of the book value of Lots Under Development; plus
(i)    subject to the limitation set forth below, 50% of the book value of Entitled Land that is not included in the Borrowing Base clauses (a) through (h).
Notwithstanding the foregoing:
(i) the advance rate for Speculative Units (other than Model Units) shall decrease to (A) 60% for any Unit that has been a Speculative Unit for more than 360 days, but less than 540 days and (B) 0% for any Unit that has been a Speculative Unit for 540 days or more;
(ii) the advance rate for Model Units shall decrease to 0% for any Unit that has been a Model Unit for more than 180 days following the sale of the last production Unit in the applicable project relating to such Model Unit; and
(iii) the Borrowing Base shall not include any amount under clause (i) under the Borrowing Base to the extent that such amount exceeds 25% of the total Borrowing Base.
(b)    The definition of “L/C Commitment” in Section 1.1 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:
“L/C Commitment”: $75,000,000; provided, however, that the L/C Commitment automatically shall be increased by an amount equal to sixty percent (60%) of each dollar increase by which the Total Commitments have been increased in accordance with Section 2.21.
(c)    The definition of “Termination Date” set forth in Section 1.1 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:
“Termination Date”: July 24, 2016, subject, however, to earlier termination of the Total Commitment pursuant of the terms of this Agreement.

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(d)    The definition of “Unrestricted Subsidiary” in Section 1.1 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:
“Unrestricted Subsidiary”: (i) any Financial Services Subsidiary, (ii) any Designated Subsidiary, and (iii) a Subsidiary designated by the Borrower (evidenced by resolutions of the Board of Directors of the Borrower, delivered to the Administrative Agent certifying compliance with this definition) as a Subsidiary resulting from any investment (including any guarantee of Indebtedness) made by the Borrower or any other Loan Party in Joint Ventures engaged in homebuilding, land acquisition or land development businesses and businesses that are reasonably related thereto or reasonable extensions thereof with unaffiliated third parties; provided that the aggregate amount of investments in all Designated Subsidiaries (excluding Financial Services Subsidiaries) shall not exceed $15 million (with the amount of each investment being calculated based upon the amount of investments made on or after the date such joint venture becomes a Subsidiary); provided, further, that if the Borrower subsequently designates a Subsidiary, which previously had been designated an Unrestricted Subsidiary, to be a Guarantor (evidenced by resolutions of the Board of Directors of the Borrower, delivered to the Administrative Agent certifying compliance with this definition) and causes such Subsidiary to comply with Section 6.7, then the amount of any investments in such Unrestricted Subsidiary made on or after the date such joint venture became a Subsidiary shall be credited against the $15 million basket set forth in this definition (up to a maximum amount of $15 million).
(e)    Section 2.21 of the Credit Agreement is hereby amended to replace the numbers “$25,000,000” and “$150,000,000” where they appear with the numbers “$75,000,000” and “$200,000,000”, respectively.
(f)    The words “paragraph (e) above” in the second line of the text following Section 8(k) of the Credit Agreement are hereby amended and replaced with the words “paragraph (f) above”.
Section 2.    Effective Date. Subject to the satisfaction of the conditions set forth in Section 4 hereof, this Amendment shall be effective as of the date of this Amendment (the “Effective Date”).
Section 3.    Representations. The Borrower hereby represents and warrants to the Administrative Agent and the Lenders, as follows:
(a)    Each of the representations and warranties contained in the Credit Agreement, as amended by this Amendment, or any of the other Loan Documents, is true and correct in all material respects on and as of the date hereof except if any such representation or warranty was made as of a specific date, then the same shall have been true and correct in all material respects as of such specific date;

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(b)    As of the date hereof and immediately after giving effect to this Amendment and the actions contemplated hereby, no Default or Event of Default has occurred and is continuing;
(c)    Borrower has all necessary corporate power and authority to execute, deliver and perform its obligations under this Amendment; the execution, delivery and performance of this Amendment has been duly authorized by all necessary corporate action on the part of Borrower; and this Amendment has been duly and validly executed and delivered by Borrower and constitutes the legal, valid and binding obligation of Borrower, enforceable in accordance with its respective terms, except as such enforceability may be limited by (i) bankruptcy, insolvency, reorganization, moratorium or similar laws of general applicability affecting the enforcement of creditors’ rights and (ii) the application of general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law); and
(d)    This Amendment (i) does not require any consent or approval of, registration or filing with, or any other action by, any governmental authority, except for such as have been obtained or made and are in full force and effect, (ii) will not violate any applicable law or regulation, the certificate of incorporation or by-laws of Borrower, or any order of any governmental authority and (iii) will not violate or result in a default under any Contractual Obligation of Borrower.
Section 4.    Conditions to the Effectiveness of this Agreement. It shall be a condition precedent to the effectiveness of this Amendment that each of the following conditions are satisfied:
(a)    the parties hereto shall have executed and delivered counterparts of this Amendment to the Administrative Agent;
(b)    each Guarantor shall have executed and delivered a Reaffirmation of Guarantee Agreement, in the form of the Reaffirmation of Guarantee Agreement attached hereto as Exhibit A;
(c)    the Administrative Agent shall have received such opinions as Administrative Agent may require concerning the due authorization, execution, delivery and enforceability of this Amendment and any other amendments, modifications and supplements to the Loan Documents entered into in connection herewith;
(d)    no Default or Event of Default shall exist as of the Effective Date;
(e)    Borrower shall have delivered to the Administrative Agent a duly executed Compliance Certificate and a Borrowing Base Certificate, each for the period ending March 31, 2013;
(f)    Borrower shall have paid to the Administrative Agent (on behalf of the Lenders) an extension fee equal to 0.3333% of the aggregate Commitments; and
(g)    Borrower shall have paid to the Administrative Agent all of the Administrative Agent’s reasonable out of pocket costs and expenses, including legal fees, incurred in connection with this Amendment.

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Section 5.    Reaffirmation and Ratification. Borrower hereby: (a) reaffirms, ratifies, confirms, and acknowledges its obligations under the Loan Documents and agrees to continue to be bound thereby and perform thereunder; (b) agrees and acknowledges that all such Loan Documents and all of Borrower’s obligations thereunder are and remain in full force and effect and, except as expressly provided herein, have not been modified; and (c) acknowledges and agrees that to its knowledge it has no defenses, offsets or counterclaims of any kind or nature whatsoever to its obligations under the Loan Documents.
Section 6.    Miscellaneous.
(a)    GOVERNING LAW. THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.
(b)    Amendments, Etc. The terms of this Amendment may be waived, modified and amended only by an instrument in writing duly executed by Borrower and the Administrative Agent (with any required consent of the Lenders pursuant to the Credit Agreement). Any such waiver, modification or amendment shall be binding upon Borrower, the Administrative Agent and each Lender (including the Swingline Lender and Issuing Lender).
(c)    Successors and Assigns. This Amendment shall be binding upon and inure to the benefit of the respective successors and assigns of Borrower, the Administrative Agent and the Lenders (including the Swingline Lender and Issuing Lender).
(d)    Captions. The captions and section headings used herein are for convenience of reference only, are not part of this Amendment and shall not affect the construction of, or be taken into consideration in interpreting, this Amendment.
(e)    Counterparts. This Amendment may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument and any of the parties hereto may execute this Amendment by signing any such counterpart. Delivery of an executed signature page of this Amendment by facsimile transmission shall be effective as delivery of a manually executed counterpart hereof.
(f)    Severability. Any provision of this Amendment held to be invalid, illegal or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such invalidity, illegality or unenforceability without affecting the validity, legality and enforceability of the remaining provisions hereof; and the invalidity of a particular provision in a particular jurisdiction shall not invalidate such provision in any other jurisdiction.
[Signature pages follow]

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered as of the day and year first above written.

MERITAGE HOMES CORPORATION, as Borrower

/s/	Larry W. Seay
By:	Larry W. Seay
Title:	Executive Vice President and Chief Financial Officer

[Signatures continue on the next page.]

JPMORGAN CHASE BANK, N.A., as Administrative Agent, Issuing Lender, Swingline Lender and as a Lender

/s/	Mohammed Hasan
By:	Mohammed Hasan
Title:	Vice President

[Signatures continue on the next page.]

CITIBANK, NATIONAL ASSOCIATION, as a Lender

/s/	John C. Rowland
By:	John C. Rowland
Title:	Vice President

[Signatures continue on the next page.]

DEUTSCHE BANK TRUST COMPANY AMERICAS, as a Lender

/s/	Michael Getz
By:	Michael Getz
Title:	Vice President

/s/	Marcus M. Tarkington
By:	Marcus M. Tarkington
Title:	Director

[Signatures continue on the next page.]

BANK OF AMERICA, N.A., as a Lender

/s/	Ann Superfisky
By:	Ann Superfisky
Title:	Vice President

REAFFIRMATION OF GUARANTEE AGREEMENT
As consideration for the agreements and covenants contained in the within Amendment, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, each of the undersigned (“Guarantor”), as a guarantor under that certain Guarantee Agreement, dated as of July 24, 2012 (the “Guarantee”), delivered to the Administrative Agent in connection with the extension of credit made by the Lenders pursuant to the Credit Agreement referred to above, hereby acknowledges, covenants and agrees as follows:
1.    By the execution hereof, such Guarantor hereby consents to the within Amendment and all the modifications to the Loan Documents contemplated in connection therewith.
2.    References to the Guarantee Agreement in any or all of the Loan Documents shall be deemed to include references to the Guarantee Agreement as reaffirmed and ratified by this Reaffirmation of Guarantee Agreement.
3.    Such Guarantor reaffirms that the Guarantee Agreement remains unchanged and in full force and effect.
4.    Such Guarantor reaffirms all of its respective obligations contained in the Guarantee Agreement, which shall remain in full force and effect for all the obligations of such Guarantor now or hereafter owing to Administrative Agent (on behalf of the Lenders) pursuant to the terms and conditions of the Guarantee Agreement and acknowledges, agrees, represents and warrants that no agreements exist with respect to the Guarantee Agreement or with respect to the obligations of the Guarantor thereunder except those specifically set forth in this Reaffirmation of Guarantee Agreement.
5.    As of the date hereof and immediately after giving effect to this Amendment and the actions contemplated thereby, each of the representations and warranties of such Guarantor contained in the Guarantee Agreement, as amended by this Amendment, are true and correct in all material respects.
6.    Such Guarantor acknowledges and agrees that it has entered into and delivered this Reaffirmation of Guarantee Agreement of Guarantor’s own free will, voluntarily and without coercion or duress of any kind, and has been represented in connection herewith by counsel of its choice and is fully aware of the terms contained in this Reaffirmation of Guarantee Agreement.
[Signature page follows.]

IN WITNESS WHEREOF, each Guarantor has caused this Reaffirmation of Guarantee to be duly executed and delivered as of this June 12, 2013.

GUARANTORS:

MERITAGE PASEO CROSSING, LLC

By:	Meritage Homes of Arizona, Inc.

Its:	Sole Member

/s/	Larry W. Seay
By:	Larry W. Seay
Title:	Executive Vice President and Chief Financial Officer and Assistant Secretary

MERITAGE PASEO CONSTRUCTION, LLC

By:	Meritage Homes Construction, Inc.

Its:	Sole Member

/s/	Larry W. Seay
By:	Larry W. Seay
Title:	Executive Vice President and Chief Financial Officer and Assistant Secretary

MERITAGE HOMES OF ARIZONA, INC.

/s/	Larry W. Seay
By:	Larry W. Seay
Title:	Executive Vice President and Chief Financial Officer and Assistant Secretary

MERITAGE HOMES CONSTRUCTION, INC.

/s/	Larry W. Seay
By:	Larry W. Seay
Title:	Executive Vice President and Chief Financial Officer and Assistant Secretary

MERITAGE HOMES OF TEXAS HOLDING, INC.

/s/	Larry W. Seay
By:	Larry W. Seay
Title:	Executive Vice President and Chief Financial Officer and Assistant Secretary

MERITAGE HOMES OF CALIFORNIA, INC.

/s/	Larry W. Seay
By:	Larry W. Seay
Title:	Executive Vice President and Chief Financial Officer and Assistant Secretary

MERITAGE HOMES OF TEXAS JOINT VENTURE
HOLDING COMPANY, LLC

By:	Meritage Homes of Texas, LLC

Its:	Sole Member

By:	Meritage Homes of Texas Holding, Inc.

Its:	Sole Member

/s/	Larry W. Seay
By:	Larry W. Seay
Title:	Executive Vice President and Chief Financial Officer and Assistant Secretary

MERITAGE HOLDINGS, L.L.C.

By:	Meritage Homes of Texas Holding, Inc.

Its:	Sole Member

/s/	Larry W. Seay
By:	Larry W. Seay
Title:	Executive Vice President and Chief Financial Officer and Assistant Secretary

MERITAGE HOMES OF NEVADA, INC.

/s/	Larry W. Seay
By:	Larry W. Seay
Title:	Executive Vice President and Chief Financial Officer and Assistant Secretary

MTH-CAVALIER, LLC

By:	Meritage Homes Construction, Inc.

Its:	Sole Member

/s/	Larry W. Seay
By:	Larry W. Seay
Title:	Executive Vice President and Chief Financial Officer and Assistant Secretary

MTH GOLF, LLC

By:	Meritage Homes Construction, Inc.

Its:	Sole Member

/s/	Larry W. Seay
By:	Larry W. Seay
Title:	Executive Vice President and Chief Financial Officer and Assistant Secretary

MERITAGE HOMES OF COLORADO, INC.

/s/	Larry W. Seay
By:	Larry W. Seay
Title:	Executive Vice President and Chief Financial Officer and Assistant Secretary

MERITAGE HOMES OF FLORIDA, INC.

/s/	Larry W. Seay
By:	Larry W. Seay
Title:	Executive Vice President and Chief Financial Officer and Assistant Secretary

CALIFORNIA URBAN HOMES, LLC

By:	Meritage Homes of California, Inc.
Its:    Sole Member and Manager

/s/	Larry W. Seay
By:	Larry W. Seay
Title:	Executive Vice President and Chief Financial Officer and Assistant Secretary

MERITAGE HOMES OF TEXAS, LLC

By:	Meritage Homes of Texas Holding, Inc.
Its:    Sole Member

/s/	Larry W. Seay
By:	Larry W. Seay
Title:	Executive Vice President and Chief Financial Officer and Assistant Secretary

MERITAGE HOMES OPERATING COMPANY, LLC

By:    Meritage Holdings, L.L.C.
Its:    Manager

By:    Meritage Homes of Texas Holding, Inc.
Its:    Sole Member

/s/	Larry W. Seay
By:	Larry W. Seay
Title:	Executive Vice President and Chief Financial Officer and Assistant Secretary

WW PROJECT SELLER, LLC

By:    Meritage Paseo Crossing, LLC
Its:    Sole Member

By:    Meritage Homes of Arizona, Inc.
Its:    Sole Member

/s/	Larry W. Seay
By:	Larry W. Seay
Title:	Executive Vice President and Chief Financial Officer and Assistant Secretary

MERITAGE HOMES OF THE CAROLINAS, INC.

/s/	Larry W. Seay
By:	Larry W. Seay
Title:	Executive Vice President and Chief Financial Officer and Assistant Secretary

CAREFREE TITLE AGENCY, INC.

/s/	Larry W. Seay
By:	Larry W. Seay
Title:	Executive Vice President and Chief Financial Officer and Assistant Secretary

M&M FORT MYERS HOLDINGS, LLC
By:    Meritage Paseo Crossing, LLC
Its:    Sole Member and Manager

By:    Meritage Homes of Arizona, Inc.
Its:    Sole Member

/s/	Larry W. Seay
By:	Larry W. Seay
Title:	Executive Vice President and Chief Financial Officer and Assistant Secretary

MERITAGE HOMES OF FLORIDA REALTY LLC, a Florida limited liability company
By:    Meritage Homes of Florida, Inc.
Its:    Sole Member and Manager

/s/	Larry W. Seay
By:	Larry W. Seay
Title:	Executive Vice President and Chief Financial Officer and Assistant Secretary